Exhibit 99.9

SECOND QUARTER 2003 FIXED INCOME PRESENTATION July 16, 2003

Earnings Per Share $0.22 $(0.07) $0.67 $0.96 Net Income (Mils.) $417 $(153) $1,313 $1,837 - Income from Continuing Operations 425 (194) 1,324 785 Revenue (Bils.) Total Sales and Revenue $40.7 $(1.5) $81.6 $(0.1) Automotive Sales 34.2 (1.0) 68.4 1.0 Vehicle Unit Sales (000) 1,717 (137) 3,430 (100) Automotive Return On Sales Worldwide 0.3% (0.6) Pts. 1.0% 0.8 Pts. Automotive Cash, Marketable and Loaned Securities and VEBA* Assets (Bils.) Gross $28.7 $3.8 $28.7 $3.8 Net of Automotive Debt 14.2 3.3 14.2 3.3 Operating-Related Cash Flows Before Tax Refunds 1.6 ** - 2.2 ** - * Voluntary Employee Beneficiary Association (VEBA) Trust used to pre-fund certain employee benefit obligations ** See Appendix for reconciliation to GAAP SECOND QUARTER RESULTS 2003 B / (W) 2002 Second Quarter 2003 B / (W) 2002 First Half

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2003 FULL YEAR MILESTONES Planning Assumptions Industry Volume -- U.S. 16.5 million units No Change 16.4 Mils. -- Europe 17.0 million units 16.3 Mils. 16.6 Mils. Net Pricing* -- U.S. (Ford / LM) Zero Less than Zero (1.2)% -- Europe (Ford) 1% Less than Zero (2.0)% Physicals Market Share Improve in all regions On Track Mixed Quality Improve in all regions On Track Improved Automotive Cost Performance* Improve by at least $500 million $2.5 Bils. $1.9 Bils. Capital Spending $8 billion On Track $3.4 Bils. Financial Results Automotive Income Before Taxes Breakeven On Track $662 Mils. Operating Related Cash Flows** Breakeven On Track $2.2 Bils. Ford Credit - Improve cash contribution to Parent On Track $1.9 Bils. - Maintain managed leverage in low On Track 12.9 to 1 end of 13-14 to 1 range*** 2003 Milestone * At constant volume, mix, and exchange (see Appendix for reconciliation to GAAP) ** Excluding tax refunds *** See Appendix for calculation, definitions and reconciliation Full Year Outlook Base 1st Half

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FCAR UPDATE FCAR, our principal single-seller ABCP conduit, was brought onto Ford Credit's balance sheet in the Second Quarter The sale of receivables to the issuing trusts remains a legal "true sale" FCAR remains bankruptcy remote from Ford Credit The consolidation has no material impact on earnings, back-up credit facilities, unsecured debt funding programs, or other securitization programs No impact on business practices Because of this change, it is appropriate that we note the impact on affected metrics: Loss-to-Receivables Ratio for on-balance-sheet receivables includes losses on reacquired FCAR receivables, which are treated as a reduction to financing margin under GAAP Financial Statement Debt-to-Equity Ratio will include debt issued by FCAR; Managed Debt-to-Equity Ratio is unchanged Allowance for Credit Losses is unchanged, however, when expressed as a percentage of receivables, the ratio will be lower since on-balance-sheet receivables include reacquired receivables

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FORD CREDIT RESULTS AND METRICS Receivables (Bils.) On-Balance Sheet $142 $134 * Off-Balance Sheet 65 56 Managed $207 $190 Credit Losses (Mils.) On-Balance Sheet $546 $452 Managed 636 641 Loss-to-Receivables Ratio On-Balance Sheet 1.58% 1.50%** Managed - U.S. Retail and Lease 1.23 1.72 - Worldwide Total 1.25 1.35 Allow. for Credit Losses - Worldwide Amount (Bils.) $3.1 $3.2 - Pct. Of EOP Receivables 2.19% 2.42 % Leverage (To 1)*** Financial Statement 10.4 11.3 Managed 13.3 12.9 * Includes receivables sold in securitizations. See Appendix ** Includes credit losses on reacquired receivables; 1.44% excluding credit losses on reacquired receivables *** See Appendix for calculation, definitions and reconciliation 2002 2003 Second Quarter Key Metrics Income from Continuing Ops. (Mils.) $326 $401 ROE 9.6% 12.3% 2002 2003 East 521 661 $519 $661 Pre-Tax Profit (Mils.) 2nd Qtr. 2002 2nd Qtr. 2003

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Q2 Q3 Q4 Q1 Q2 Worldwide Managed 0.0125 0.0139 0.0156 0.0142 0.0135 Worldwide Owned 0.0158 0.0171 0.0192 0.0161 0.015 Managed Reserves as Pct. Of EOP Receivables 0.0177 0.019 0.0195 Q2 Q3 Q4 Q1 Q2 Ford Credit U.S. Managed LTR 0.0123 0.0151 0.0187 0.0184 0.0172 Ford Credit U.S. Owned 0.0153 0.0188 0.0235 0.021 0.0182 Managed Reserves as Pct. Of EOP Receivables 0.0177 0.019 0.0195 CREDIT LOSS METRICS Managed Q2 Q3 Q4 Q1 Q2 Owned 546 591 639 493 452 Securitized 90 115 152 192 189 Worldwide Credit Losses - Charge-Offs (Mils.) On-Balance Sheet Managed $706 $791 Q2 Q3 Q4 Q1 2002 Q2 Q2 Q3 Q4 Q1 2002 Ford Credit U.S. Retail & Lease Loss-to-Receivables Ratio On-Balance Sheet Managed Worldwide Loss-to-Receivables Ratio On-Balance Sheet Q2 2003 Q2 Q3 Q4 Q1 Q2 2003 $636 $685 2002 2003 *Includes credit losses on reacquired receivables; 1.70% excluding losses on reacquired receivables $641 *

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Q2 Q3 Q4 Q1 Q2 Worldwide Owned 45 50 53 51 44 CREDIT LOSS DRIVERS - FORD CREDIT U.S. RETAIL & LEASE Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 NON-BANKRUPT 0.0031 0.0048 0.0048 0.0043 0.0029 0.0038 0.0035 0.0043 0.0035 Over-60-Day Delinquencies Q2 Q3 Q4 Q1 Repossessions (000) Q2 Q2 Q3 Q4 Q1 Q2 Worldwide Owned 6750 7000 7500 7350 7300 Q2 Q3 Q4 Q1 2002 Repossession Severity Q2 2003 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2001 2002 2003 Q2 Q2 Q3 Q4 Q1 Q2 Repossession Ratio 2.47 2.81 3.2 3.18 3.03 2.47% 2.81% 3.20% 3.18% 3.03% 2002 2003 Repo. Ratio Memo: New Bankruptcy Filings (000) 26 23 23 31 30 29 28 28 29

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Q2 2002 Q3 2002 Q4 2002 Q1 2003 Q2 2003 RR 24-Month 0.76 0.76 0.75 0.79 0.76 RR 36-Month 0.6 0.59 0.64 0.73 0.72 RESIDUAL LOSS METRICS Auction values in the Second Quarter were about equal to the First Quarter and our expectation Lease return rates to Ford Credit were down compared with First Quarter, but return rates on 36-month contracts are up from a year ago Outstanding lease contracts are down 30% from a year ago -- reducing future residual loss exposure We have reduced contractual lease-end values -- another action that reduces future residual loss exposure Q2 2002 Q3 2002 Q4 2002 Q1 2003 Q2 2003 AV 24-Month 14205 13999 13524 13505 13405 AV 36-Month 12730 12251 11526 11550 11560 Ford Credit U.S. Auction Values (At Q2 2003 Mix) Ford Credit U.S. Lease Return Rates 36-Month 24-Month Q2 Q2 Q3 Q4 Q1 Q2 Q2 Q3 Q4 Q1 2002 2003 2003 2002 36-Month 24-Month

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PRESENT DEBT RATINGS - FORD & FORD CREDIT Agency Long- Term Outlook Short- Term Fitch BBB+ Negative F-2 Moody's Ford Motor Baa1 Negative N/A Ford Credit A3 Negative P-2 Standard & Poor's BBB Negative A-2

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2003 Equity 13 Term Debt/Other 113 Securitization 32 ABS CP 18 Commercial Paper 10 Overborr 0 FORD CREDIT FUNDING STRUCTURE 2001 2002 Q2 Equity 13 14 13 Term Debt/Other 131 125 123 Securitization 34 36 36 ABS CP 12 17 17 Commercial Paper 16 9 8 Overborrow -2 -5 -8 Equity Unsecured Commercial Paper Asset-Backed Commercial Paper $204 $198 $175-180 $16 $34 $12 $32-35 $131 $125 $111-115 $13 $14 $12-13 2001 2002 2003 Forecast $17 $36 Funding of Managed Receivables (Billions) Securitized Receivables as Percentage of Managed Receivables 23% 27% 28% 27% - 31% *See the appendix for additional information June 30, 2003 $190 $8-10 $17 $36 $124 $13 Term Asset-Backed Securities Term Debt and Other $(2) $(8) Overborrowing* $? $9 $8 $(5) $15-20

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Term Debt GlobLSTM $19 $ 2 $ 0 Non-Dollar Denominated 17 9 5 Retail / MTN / Other 4 3 2 Total Term Debt $40 $14 $ 7 $1 - 3 $ 8 - 10 Term Public Securitization* 20 17 8 4 - 7 12 - 15 Total Term Funding $60 $31 $15 $5 - 10 $20 - 25 FORD CREDIT PUBLIC TERM FUNDING PLAN 2001 Actual (Bils.) June 30 (Bils.) Transaction Type 2002 Actual (Bils.) * Reflects new bonds issued; excludes asset sales to commercial paper conduits and whole-loan sales ** See the appendix for additional information Full Year (Bils.) Remaining (Bils.) 2003 Memo: Prior Forecast $19 -- 25 Memo: Cash $ 3 $ 7 $10 $ ? Overborrowing** 2 5 8 ?

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Memo: Bank-Sponsored Conduits Total $12.2 $12.5 Available 7.4 7.6 Renewed bank lines for an additional year $800 million reduction, more than explained by roll-off of 5-year lines terminated in 1999 Majority of commitments are five- year facilities Maintained no MAC clause or financial covenants Increased asset-backed CP facilities to $16.4 billion, including reallocation of lines Maintained over $12 billion in bank- sponsored conduit capacity; $7.6 billion available for use 7/1/2001 7/1/2002 Ford 7.6 6.7 FCE Bank 4.9 3.3 Ford Credit 7.1 5.2 Asset-Backed CP 12.8 16.4 BACK-UP CREDIT FACILITIES REMAIN STRONG July 1, 2002 July 1, 2003 Billions * Ford lines may be used by Ford Credit and/or FCE at Ford's option Year-Over-Year Actions $31.6 ABCP Lines (FCAR & Motown) $32.4 Ford * FCE Bank Global Lines Ford Credit

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Unsecured CP FCAR Motown Other Lines Conduits Total Back-up liquidity 8.4 1.2 11.3 6 26.9 Global Bank Lines Other FCAR Motown Unused Conduits Cash Total Back-up liquidity 15.2 1.4 16 0.4 7.6 8 48.6 FORD CREDIT LIQUIDITY PROGRAMS Back-Up Liquidity Global Other Bank FCAR Motown Unused Over- Total Lines Lines Lines Lines Conduits borrowing Short-Term Borrowing Unsecured Bank FCAR Motown Total CP Lines Notes Back-up liquidity exceeds short-term borrowing by $21.7 billion Motown Notes may be increased by an additional $2.5 billion with existing back- up liquidity lines Billions at July 1, 2003 Billions at June 30, 2003 Committed Credit Facilities = $33 Billion * * Includes $6.7 billion of Ford bank lines that Ford Credit and/or FCE can use at Ford's option

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Under 3 Months Under 6 Months Under 1 Year Under 2 Years Total Owned Receivables and Retained Interests 46 57 78 104 125 Financial Statement Debt 9 12 26 55 111 FORD CREDIT LIQUIDATION OF ASSETS / LIABILITIES Cumulative Maturities - As of May 31, 2003 -- (Billions) All values are for the U.S., Canada, and Ford Credit Europe Debt maturities are net of overborrowings Under 3 Months Under 6 Months Under 1 Year Under 2 Years Total Interest Earning Assets (excluding On-Balance Sheet Securitized) at Face Value Interest Bearing Debt (excluding On-Balance Sheet Securitization Debt) at Face Value

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FORD CREDIT LEVERAGE 2000 2001 2002 June Managed 13.9 14.8 12.8 12.9 Manag 13.9 14.8 12.8 12.9 Owned 11.9 12.2 10.3 11.3 Owned 11.9 12.2 10.3 11.3 * Managed Managed leverage is about equal to year-end and slightly below our target range of 13 - 14 times. Ford Credit paid a $900 million dividend in the Second Quarter, based primarily on continuing profitability and a reduction in assets Debt-to-Equity Ratio Financial Statement 2000 2001 June 2003 *14.1 including $700 million capital contribution in January, 2002 **10.5 excluding debt issued by FCAR 2002 **

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SUMMARY Ford Second Quarter profits exceeded expectations Revitalization Plan is on track Cash and liquidity remain strong Ford Credit Solid profits in the Second Quarter -- full year results expected to be about the same as 2002 Priorities continue to be a focus on the core business Originate: Buy it right Service: Operate efficiently; collect effectively Fund: Fund efficiently; manage risks 2003 funding is ahead of schedule and liquidity remains very strong

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Statements included herein may constitute "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated, including a significant decline in automotive industry sales, lower-than-anticipated market acceptance of new or existing Ford products, increased regulations, work stoppages at key Ford or supplier facilities, the discovery of defects in Ford vehicles, a credit rating downgrade, higher-than-expected credit losses, collection and servicing problems, lower-than- anticipated residual values for leased vehicles, currency or interest rate fluctuations, and a major capital market disruption RISK FACTORS

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APPENDIX

DEFINITION OF AUTOMOTIVE SEGMENTS North America International Europe South America Asia Pacific Premier Automotive Group (P.A.G.) Other Other Automotive Ford, Lincoln, and Mercury brands in U.S., Canada, and Mexico Ford Brand Ford Brand Ford Brand Jaguar, Land Rover, Volvo, and Aston Martin worldwide Includes Ford share of Mazda earnings Primarily net interest

SECOND QUARTER AUTOMOTIVE CASH AND CASH FLOWS* Cash, Marketable and Loaned Securities, and VEBA Assets June 30, 2003 $28.7 $28.7 March 31, 2003 / December 31, 2002 26.6 25.3 Change in Gross Cash $ 2.1 $ 3.4 Operating Related Cash Flows Automotive Pre-Tax Profits $ 0 $ 0.7 Capital Spending (2.0) (3.4) Depreciation & Amortization 1.3 2.7 Changes in Receivables, Inventory, and Trade Payables (0.2) (0.6) U.S. Pension Contribution 0 (1.0) Capital Transactions with Financial Services Sector 0.9 1.7 Other -- Primarily Taxes, Expense & Payment Timing Differences 1.6 2.1 Total Operating Related Before Tax Refunds $ 1.6 $ 2.2 Tax Refunds 0 0.9 Total Operating Related Cash Flows $ 1.6 $ 3.1 Divestitures and Acquisitions Divestitures and Asset Sales 0.2 0.4 Capital Calls and Acquisitions 0 0 Financing Related Cash Flows Dividends to Shareholders (0.2) (0.4) All Other Financing -- Primarily Increase in Automotive Debt 0.5 0.3 Change in Gross Cash $ 2.1 $ 3.4 * See Appendix 3 and 4 for reconciliation to GAAP 2003 2nd Qtr. (Bils.) 2003 1st Half (Bils.) - Appendix 2 -

AUTOMOTIVE GROSS CASH RECONCILIATION TO GAAP Cash and Cash Equivalents $ 5.2 $ 7.5 $ 2.3 * $ 8.5 Marketable Securities 17.4 15.0 (2.4) 14.9 Loaned Securities 0 4.6 4.6 0 Total Cash / Market. Sec. $22.6 $27.1 $ 4.5 $23.4 VEBA 2.7 1.6 (1.1) 1.5 Gross Cash $25.3 $28.7 $ 3.4 $24.9 * Automotive cash flow as shown in Ford's sector statement of cash flows Dec 31 2002 (Bils.) Jun 30 2003 (Bils.) Jun 30, 2003 B / (W) Dec 31, 2002 (Bils.) - Appendix 3 - Memo: Jun 30 2002 (Bils.) $3.8

AUTOMOTIVE OPERATING RELATED CASH FLOWS RECONCILIATION TO GAAP Cash Flows from Operating Activities before Securities $ 3.0 $ 2.7 $ 5.7 Trading* Items Included in Operating-Related Cash Flows Capital Transactions with Financial Services Sector $ 0.8 $ 0.9 $ 1.7 Capital Expenditures (1.4) (2.0) (3.4) Net Transactions Between Auto. and Financial Services (0.3) 0 (0.3) Sectors** Other, Primarily Exclusion of Inflow from VEBA Drawdown (0.6) 0 (0.6) Total Reconciling Items $(1.5) $(1.1) $(2.6) Operating Related Cash Flows $ 1.5 $ 1.6 $ 3.1 * As shown in our sector statement of cash flows for Automotive ** Primarily payables and receivables between the sectors in the normal course of business, as shown in our sector statement of cash flows YTD (Bils.) - Appendix 4 - 2nd Qtr. (Bils.) 1st Qtr. (Bils.) 2003

RECONCILIATION OF AUTOMOTIVE COST PERFORMANCE TO COST OF SALES AND SELLING, ADMINISTRATIVE, AND OTHER EXPENSE Total 2002 Cost and Expenses $(34.6) $(66.8) 2003 B / (W) 2002 Volume, Mix and Exchange-Related Cost Changes $ (0.9) $ (2.7) Automotive Year-Over-Year Cost Performance 1.3 1.9 B / (W) 2002 $ 0.4 $ (0.8) Total 2003 Cost and Expenses $(34.2) $(67.6) 2nd Qtr. (Bils.) 1st Half. (Bils.) - Appendix 5 -

FORD CREDIT KEY METRIC DEFINITIONS In addition to evaluating Ford Credit's financial performance on a GAAP financial statement basis, Ford Credit management also uses other criteria, some of which were previously disclosed in this presentation and are defined below. Information about the impact of on-balance sheet securitization is also included below : Managed Receivables - receivables reported on Ford Credit's balance sheet (including FCAR) and receivables Ford Credit sold in off-balance-sheet securitizations and continues to service (i.e., Non-FCAR securitizations) Serviced-Only Receivables - receivables Ford Credit sold in whole-loan sale transactions where Ford Credit retained no interest but continues to service Serviced Receivables - includes managed receivables and serviced-only receivables Managed Credit Losses - credit losses associated with receivables reported on Ford Credit's balance sheet plus credit losses associated with receivables Ford Credit sold in off-balance sheet securitizations and continues to service Overborrowing - proceeds generated from funding transactions in excess of immediate funding needs Impact of On-Balance Sheet Securitization - retail installment receivables reported on Ford Credit's balance sheet include receivables sold for legal purposes in securitizations. These receivables are available only to pay securitization investors and are not available to pay the obligations of Ford Credit or the claims of Ford Credit's creditors. Debt reported on Ford Credit's balance sheet includes debt issued to securitization investors which is payable solely out of collections on the receivables supporting the securitization and is not the obligation of Ford Credit - Appendix 6 -

FORD CREDIT RATIO DEFINITIONS In addition to evaluating Ford Credit's financial performance on a GAAP financial statement basis, Ford Credit management also uses other criteria, some of which were previously disclosed in this presentation and are defined below: Leverage: Total Debt - Financial Statement Leverage = Equity Total Debt Securitized Receivables Cash and Cash Equivalents SFAS No. 133 Adjustments on Total Debt Equity Minority Interest SFAS No. 133 Adjustment on Equity - Managed Leverage + - - - = + - Retained Interest on Securitized Receivables Credit Losses = + Losses on Reacquired Receivables Average Net Receivables Loss-to-Receivables Ratio - Appendix 7 -

FORD CREDIT RECONCILIATIONS OF MANAGED LEVERAGE TO FINANCIAL STATEMENT LEVERAGE Total Debt $142.1 $146.2 Total Securitized Receivables Outstanding 65.7 56.0 Retained Interest in Securitized Receivables (11.5) (14.5) Adjustments for Cash and Cash Equivalents (4.2) (9.7) Adjustments for SFAS 133 (3.3) (6.6) Adjusted Debt $188.8 $171.4 Total Stockholder's Equity $ 13.7 $ 12.9 Adjustments for SFAS 133 0.5 0.4 Adjustments for Minority Interest ** ** Adjusted Equity $ 14.2 $ 13.3 Managed Leverage To 1*** 13.3 12.9 Financial Statement Leverage = Total Debt / Equity 10.4 11.3 * Includes $11.3 billion of debt issued by FCAR which is payable solely out of collections of receivables underlying FCAR's assets and is not the obligation of Ford Credit ** Less than $50 million *** Adjusted Debt / Adjusted Equity June 30, 2002 (Bils.) June 30, 2003 (Bils.) Leverage Calculation - Appendix 8 - *